Semiannual Report

European Stock Fund

April 30, 2002

T. Rowe Price



Report Highlights
--------------------------------------------------------------------------------

European Stock Fund

o    European stocks rebounded on signs of a modest economic recovery.

o Your fund posted solid returns for the six-month period, outperforming its benchmark index but slightly lagging its average competitor.

o Business services, consumer, and financial stocks aided results, while pharmaceuticals and technology disappointed.

o We expect a steady economic recovery in the U.S. and Europe, and we believe our strategy will benefit long-term investors.


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Fellow Shareholders

It is now just over two years since global markets peaked at the height of the tech-nology bubble. This has been a difficult time for most international equity investors, but as economies around the world began to show signs of recovery during the six months ended April 30, international stocks finally gained some ground. Europe's modest economic rebound resulted in a solid stock rally, which generally favored value sectors. Growth stocks-especially technology and telecommunications-continued to suffer.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

European Stock Fund                                   6.18%             -12.35%

MSCI Europe Index                                     5.89               -11.93

Lipper European Funds Average                         6.53               -12.60


Your fund participated in the rebound, performing somewhat better than the unmanaged MSCI Europe Index but slightly behind its Lipper peer group average. The fund trailed the Lipper average because of strong performance by funds with a heavy value bias at a time when investors were rotating from growth into value stocks. Cyclical sectors had a strong run over the half-year. Materials (including metals, construction, and chemicals), autos, and capital goods stocks were among the best performers.


MARKET AND PORTFOLIO REVIEW

After the traumas of last September and the subsequent market rebound, investors have focused on the timing and shape of economic recovery. The fears of the fourth quarter were replaced with growing confidence during the first quarter, fueled by some robust economic figures around the world. The proponents of a stronger recovery could point to the sharp declines in interest rates around the world and the apparent rebuilding of inventories. First-quarter growth turned out to be stronger than many had anticipated, although much of this seems to have been inventory liquidation and rebuilding, backed by moderate growth in final sales.


Market Performance
--------------------------------------------------------------------------------

Six Months                    Local            Local Currency             U.S.
Ended 4/30/02              Currency          vs. U.S. Dollars            Dollars
--------------------------------------------------------------------------------

Belgium                       8.97%                     0.04%              9.02%

France                        4.04                      0.04               4.09

Germany                      10.76                      0.04              10.81

Italy                         6.36                      0.04               6.41

Netherlands                  11.77                      0.04              11.82

Spain                         4.90                      0.04               4.94

Sweden                       -1.02                      3.50               2.45

Switzerland                  10.10                      0.79              10.97

United Kingdom                4.44                      0.21               4.66

Source: RIMES Online, using MSCI indices.


By most indications, a modest recovery in Europe should continue throughout the remainder of 2002. Interest rates have been relatively low but may increase unless evidence of moderate inflation subsides. The big news was the successful introduction of euro notes and coins into general circulation. The switch from national currencies to the euro should foster the integration of the national economies into a single market. The euro was basically flat against the dollar over the six months but strengthened late in the period.


Financials
Banks were one of the better performing sectors over the last six months. Fears that bad loans would rise significantly have so far proved overblown, and, as investors have factored in steady bad-debt charges, valuations have looked increasingly attractive. Many European banks sell at 11 to 13 times earnings. Historically, these banks sell at low valuations because they are highly leveraged and have a cyclical earnings pattern, but the longer the sector avoids serious pain, the higher the stock prices investors are likely to give them.

We still see some upside in the retail banks such as Royal Bank of Scotland (U.K.), the fund's largest holding and a significant six-month contributor. Italy's IntesaBci, which is benefiting from industry consolidation, was another solid contributor as the new CEO is expected to generate synergies from the merged operations. Banks with exposure to capital markets have fared worse during the bear market. We reduced our exposure to Nordea (Sweden), on concerns over the management and its strategic plan. We initiated a position in Banca Popolare di Verona (Italy), which looks attractive as a restructuring story under its new management.

Although financials are our largest sector allocation, we remain underweight versus the MSCI Europe Index due principally to our large underweight position in insurers. We have selective exposure to some life insurers, such as Alleanza Assicurazioni in Italy, which we think will benefit from the rising savings trend and good margins. However, we are concerned about increasing pressure on margins across Europe.

Consumer
Traditionally defensive sectors such as consumer staples-the fund's second-largest sector contributor over the six months-held up well. We trimmed one of our larger holdings, beverage and restaurant giant Diageo (U.K.), following its very strong share price performance. Although we continue to like management and its strategy, the valuation was beginning to discount much of the future good news. Conversely, we added to supermarket group Tesco (U.K.) on a pullback. Even with its already strong position in the U.K., Tesco continued to eke out improvements in its domestic operation, and its heavy investment in overseas expansion is expected to start making a noticeable contribution to profits in the next few years.

Telecoms and Technology
The news is still very poor for telecommunications companies, which have been under intense pressure for the last two years. Previously steady revenues for wireline companies have reversed, partly because mobile phones are replacing fixed-line service and partly as a result of overly aggressive tariff policies. Many of the players in this arena are now in financial distress, but the competitive landscape should begin to improve once excess capacity is worked through.

As for mobile phones, penetration levels are nearing the saturation point in a number of markets, which means revenue growth depends increasingly on each subscriber using the phone more. Hopes have been high for greater use of data services, but this keeps getting pushed further into the future. Major fund holding Vodafone (U.K.) has been in the eye of the storm as expectations have been scaled back, and the stock now trades at a discount to the U.K. market on many valuation measures. We have edged up our position because even a whiff of increased revenue per user could help the share price make a meaningful recovery.


Industry Diversification
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Financials                                            22.3%                22.7%

Consumer Discretionary                                16.5                 17.4

Health Care                                           14.1                 13.5

Energy                                                10.2                 10.4

Consumer Staples                                       8.2                  9.1

Industrials and Business Services                      7.3                  8.3

Telecommunications Services                            9.8                  7.5

Information Technology                                 5.6                  5.4

Materials                                              2.1                  2.4

All Other                                              1.7                  1.5

Reserves                                               2.2                  1.8
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


The telecom sector's woes hurt equipment makers LM Ericsson (Sweden) and Nokia (Finland) as well. Ericsson's problems stem from telecom operators postponing capital spending on mobile networks. Additionally, poor management has led to a worsening financial position that-together with a depressed outlook-has prompted the company to launch a rights issue to improve its long-term funding. However, the new chairman, Michael Treschow, has a successful track record in restructuring and is overseeing a significant cost-reduction program. Meanwhile, Nokia has been hurt by a perception that the mobile handset industry is no longer a growth business. Ericsson was down 42% and Nokia fell 21%.

Media
Your portfolio continued to have significant overweighting in media stocks, where the news was mixed. Pressure on fees from large corporate clients has kept advertising revenue growth in check. Profitability, however, remains robust. With some recovery in demand, there should be a return to above-average earnings growth. U.K. advertising agency WPP Group, one of our larger holdings, performed relatively well over the period as resilient earnings and the potential for upward revisions underpinned the stock. Publisher Reed Elsevier (U.K./Netherlands) was a solid contributor to fund results, as was Societe Television Francaise 1 (TF1), the leader in the French TV market, which benefited from better-than-expected customer demand and upgraded forecasts for 2002. The poor performance of France's Vivendi Universal was a drag on fund results. Investors were increasingly concerned about the company's debt load and its ability to form a single media giant out of the disparate parts it has acquired.


Geographic Diversification
--------------------------------------------------------------------------------

United Kingdom                  36

France                          18

Other & Reserves                11

Netherlands                      9

Italy                            8

Switzerland                      7

Germany                          6

Spain                            5

Based on net assets as of 4/30/02.


Pharmaceuticals
This has been another difficult period for drug companies. Patent expirations, a lack of new products, and pricing issues have sapped confidence in what has historically been one of the more secure growth sectors. The key question for investors is whether large sums recently sunk into research and development will pay off. One of our largest investments, GlaxoSmithKline (U.K.), was a major detractor for the six months, despite posting some of the best earnings numbers in the sector. The focus instead was on potential patent litigation concerning a couple of the company's best-selling drugs and worries over the new-product pipeline after 2003. Sanofi-Synthelabo (France) also disappointed, again not because of earnings (which were better than expected) but because of concerns over patent challenges that we believe are without merit. We added to our small holding in UCB (Belgium) on fears of a threat by generics to its U.S. asthma franchise, which continues to grow well, thanks to the partnership with Pfizer. UCB trades at a large discount to the sector, yet has another potential blockbuster in its anti-epilepsy drug.

Energy
Oil prices have been rising largely due to heightened Middle East tensions. The underlying supply and demand balance has also become more positive for oil prices, with economies recovering and non-OPEC supply growing more slowly. Energy companies represent just over 10% of fund assets and were positive contributors for the period. TotalFinaElf (France) remains the pick of the bunch, with good management, the best growth in its production business, successful restructuring of its distribution and chemicals activities, and a reasonable valuation.

Services
Stocks in the services sector also did well. The fund's top contributor for the six months was Adecco, a Swiss temporary employment company. Adecco is the global leader with strong positions in the U.S. after recent acquisitions, most notably of Olsten. Temporary employment has been a growth area as companies seek greater flexibility in their cost base. In some countries, legal restrictions have constrained growth, but these are beginning to be relaxed. Italy and Spain are relatively untapped sources of growth for Adecco, which should also benefit from economic recovery in the more established U.S., U.K., and French markets. We added to international security group Securitas (Sweden), which continues to use its successful business model to leverage its global leadership in guarding. This has helped drive margins higher in Europe and the U.S. while also increasing the company's organic growth rate. We added a new holding, Essilor International (France), the worldwide leader in manufacturing lenses for glasses. Operating margins are good and improving, its growth is above GDP levels, and the valuation seemed very attractive to us.


INVESTMENT OUTLOOK

The broad economic background remains uncertain, but we expect a steady recovery in the U.S. and Europe after the rapid early phase. Growth is likely to be muted in the medium term, given the extended condition of the U.S. consumer, who remains an important driver of world growth. European multinational companies could find the going more difficult if the dollar weakens significantly in the months ahead. Stock valuations are generally reasonable but not at bargain basement levels, with some of the traditional growth sectors looking quite depressed while some of the more cyclical and defensive sectors look more stretched. Interest rates are low but could rise sometime this year.

Over the longer term, Europe appears to be well situated to take the lead as international stocks rebound. Companies are increasingly focused on profitability, not just revenue growth, and there has been solid progress toward a single European market-the euro has been a real success in this regard. Europe has been the best region in the world in following the U.S. model of enhancing shareholder value. Progress has been made on restructuring corporations, and this trend is likely to continue as governments attempt to create a more efficient business environment. We are confident that, in a period of anticipated low returns, our focus on genuine growth companies with good management and strong cash flows will benefit investors who maintain their long-term strategy.

Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 20, 2002



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------

Royal Bank of Scotland, United Kingdom                            4.6%

GlaxoSmithKline, United Kingdom                                   4.4

TotalFinaElf, France                                              3.9

Shell Transport &Trading/Royal Dutch Petroleum,
United Kingdom/Netherlands                                        3.6

Reed Elsevier, United Kingdom/Netherlands                         3.1
--------------------------------------------------------------------------------
Vodafone, United Kingdom                                          2.3

Philips Electronics, Netherlands                                  2.3

AstraZeneca, United Kingdom                                       2.2

ING Groep, Netherlands                                            2.1

Diageo, United Kingdom                                            2.1
--------------------------------------------------------------------------------
Nestle, Switzerland                                               2.1

Sanofi-Synthelabo, France                                         2.0

Adecco, Switzerland                                               1.9

Unilever, United Kingdom                                          1.5

Compass, United Kingdom                                           1.5
--------------------------------------------------------------------------------
ENI, Italy                                                        1.4

Societe Television Francaise 1, France                            1.4

Nokia, Finland                                                    1.3

Telecom Italia Mobile, Italy                                      1.3

Roche, Switzerland                                                1.3
--------------------------------------------------------------------------------
Cadbury Schweppes, United Kingdom                                 1.3

Alleanza Assicurazioni, Italy                                     1.3

Aventis, France                                                   1.2

Securitas, Sweden                                                 1.2

UBS, Switzerland                                                  1.2
--------------------------------------------------------------------------------
Total                                                            52.5%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


EUROPEAN STOCK FUND
--------------------------------------------------------------------------------

                     MSCI Europe          Lipper European            European
                     Index                Funds Average              Stock Fund

4/30/92              10.000               10.000                     10.000
4/93                 10.201               9.9390                     9.7810
4/94                 12.471               12.273                     12.024
4/95                 13.679               12.820                     13.116
4/96                 15.926               15.182                     15.994
4/97                 19.338               17.858                     18.889
4/98                 28.219               25.457                     25.992
4/99                 29.902               25.656                     27.567
4/00                 32.977               31.681                     31.530
4/01                 28.656               26.129                     27.321
4/30/02              25.236               22.678                     23.947


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 4/30/02          1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

European Stock Fund           -12.35%        -4.58%        4.86%         9.13%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year
                 Ended       Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE

Beginning
of
period         $  15.28   $  21.69   $  22.29   $  22.38   $  19.84   $  16.93

Investment activities

  Net investment
  income (loss)    0.06       0.40       0.18       0.23       0.28       0.25

  Net realized
  and unrealized
  gain (loss)      0.88      (5.23)      1.26       2.14       3.52       3.12

  Total from
  investment
  activities       0.94      (4.83)      1.44       2.37       3.80       3.37


Distributions
  Net investment
  income          (0.36)     (0.16)     (0.14)     (0.28)     (0.25)     (0.26)

  Net realized
  gain               --      (1.42)     (1.90)     (2.18)     (1.01)     (0.20)


  Total
  distributions   (0.36)     (1.58)     (2.04)     (2.46)     (1.26)     (0.46)


NET ASSET VALUE

End of
period         $  15.86   $  15.28   $  21.69   $  22.29   $  22.38   $  19.84
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return
(diamond))         6.18%    (23.98)%     6.28%     11.44%     20.12%     20.30%

Ratio of
total expenses
to average
net assets     1.12%!         1.09%      1.02%      1.05%      1.05%      1.06%

Ratio of
net investment
income
(loss) to
average
net assets     0.66%!         2.03%      0.71%      0.97%      1.39%      1.41%

Portfolio
turnover
rate           8.0%!           5.8%      24.5%      15.7%      26.8%      17.5%

Net assets,
end of
period
(in millions)  $    820   $    814   $  1,250   $  1,382   $  1,412   $    984

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

       !  Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
In thousands

BELGIUM  1.9%

Common Stocks  1.9%

Dexia (miscelleaneous footnote symbol)             414,630      $         6,832

Fortis (miscelleaneous footnote symbol)            156,969                3,601

UCB                                                142,717                5,205

Total Belgium (Cost $9,861)                                              15,638


DENMARK  0.5%

Common Stocks  0.5%

Novo Nordisk
(miscelleaneous footnote symbol)                    68,200                1,999

TDC A/S (miscelleaneous footnote symbol)            67,158                1,935

Total Denmark (Cost $4,980)                                               3,934


FINLAND  1.4%

Common Stocks  1.4%

Elcoteq Network *(miscelleaneous
footnote symbol)                                    65,270                  447

Nokia                                              669,254               10,823

Total Finland (Cost $1,895)                                              11,270


FRANCE  17.7%

Common Stocks  17.7%

Altran Technologies                                 61,480                3,211

Aventis                                            143,779               10,208

AXA (miscelleaneous footnote symbol)               324,956                6,891

BNP Paribas                                        178,292                9,312

Cap Gemini (miscelleaneous
footnote symbol)                                    26,270                1,532

Compagnie de Saint-Gobain
(miscelleaneous footnote symbol)                    44,162                7,555

Dassault Systemes                                   24,900                1,117

Essilor International                               56,886                2,313

Groupe Danone (miscelleaneous
footnote symbol)                                    12,324                1,631

Hermes                                              17,530                2,704

L'Oreal                                             14,605                1,144

Lafarge                                             23,935                2,269

LVMH (miscelleaneous footnote symbol)               30,630                1,601

Orange *(miscelleaneous footnote symbol)           543,520                3,132

Sanofi-Synthelabo (miscelleaneous
footnote symbol)                                   257,413      $        16,469

Schneider Electric (miscelleaneous
footnote symbol)                                   112,418                5,421

Societe Generale (miscelleaneous
footnote symbol)                                    91,196                6,241

Societe Television Francaise 1
(miscelleaneous footnote symbol)                   396,588               11,285

Sodexho Alliance (miscelleaneous
footnote symbol)                                   130,695                5,060

STMicroelectronics (miscelleaneous
footnote symbol)                                   224,196                6,965

Thomson Multimedia *(miscelleaneous
footnote symbol)                                    25,100                  686

TotalFinaElf (Class B)                             208,475               31,575

Trader.com *(miscelleaneous
footnote symbol)                                    58,240                  430

Vivendi Universal (miscelleaneous
footnote symbol)                                   205,511                6,549

Total France (Cost $103,258)                                            145,301


GERMANY  5.7%

Common Stocks  5.7%

Allianz (miscelleaneous footnote symbol)            26,100                6,145

Bayer (miscelleaneous footnote symbol)             158,452                5,189

Bayerische Hypo-und Vereinsbank
(miscelleaneous footnote symbol)                    75,847                2,660

Deutsche Bank (miscelleaneous
footnote symbol)                                   124,694                8,264

Deutsche Telekom                                    48,042                  638

E.On (miscelleaneous footnote symbol)               63,115                3,285

Gehe (miscelleaneous footnote symbol)              153,308                6,419

Gehe (New Shares) *
(miscelleaneous footnote symbol)                    25,669                1,048

Rhoen-Klinikum                                      51,939                3,040

SAP                                                 48,720                6,344

Siemens                                             61,839                3,759

Total Germany (Cost $39,068)                                             46,791


GREECE  0.4%

Common Stocks  0.4%

Hellenic Telecommunications
Organization                                        67,960                1,050

National Bank of Greece                            132,250                2,408

Total Greece (Cost $5,246)                                                3,458


IRELAND  0.0%

Common Stocks  0.0%

SmartForce ADR (USD) *                              39,228                  251

Total Ireland (Cost $647)                                                   251


ITALY  8.2%

Common Stocks  8.2%

Alleanza Assicurazioni (miscelleaneous
footnote symbol)                                 1,069,370      $        10,351

Banca Popolare di Verona
(miscelleaneous footnote symbol)                   138,000                1,713

Bipop-Carire (miscelleaneous
footnote symbol)                                   602,000                1,076

ENI (miscelleaneous footnote symbol)               759,237               11,656

IntesaBci *(miscelleaneous footnote symbol)      2,735,167                8,842

Mediaset (miscelleaneous footnote symbol)          327,171                2,740

Mediolanum (miscelleaneous footnote symbol)        363,400                3,109

Olivetti (miscelleaneous footnote symbol)        1,427,406                1,639

San Paolo IMI (miscelleaneous
footnote symbol)                                    83,284                  928

Snam Rete Gas *                                    425,100                1,206

Telecom Italia (Ordinary shares)                   829,950                6,599

Telecom Italia (Savings shares)
(miscelleaneous footnote symbol)                   150,200                  805

Telecom Italia Mobile
(miscelleaneous footnote symbol)                 2,459,215               10,740

UniCredito Italiano (miscelleaneous
footnote symbol)                                 1,182,461                5,483

Total Italy (Cost $67,822)                                               66,887


LUXEMBOURG  0.1%

Common Stocks  0.1%

Societe Europeenne des Satellites                   75,370                  760

Total Luxembourg (Cost $1,210)                                              760


NETHERLANDS  8.9%

Common Stocks  8.9%

Akzo Nobel                                          50,198                2,156

ASM Lithography *                                  361,630                8,206

Equant                                              75,156                  680

Fortis (miscelleaneous footnote symbol)            237,480                5,451

ING Groep                                          663,678               17,510

Philips Electronics                                604,004               18,638

Reed Elsevier                                      201,830                2,799

Royal Dutch Petroleum                              184,986                9,794

Royal KPN                                          185,000                  838

Wolters Kluwer                                     355,260                7,198

Total Netherlands (Cost $54,760)                                         73,270


NORWAY  0.6%

Common Stocks  0.6%

Norsk Hydro (miscelleaneous
footnote symbol)                                    18,759      $           923

Orkla (Class A) (miscelleaneous
footnote symbol)                                   202,742                3,690

Total Norway (Cost $2,286)                                                4,613


PORTUGAL  0.6%

Common Stocks  0.6%

Jeronimo Martins *                                 147,694                1,230

Portugal Telecom *                                 516,221                3,765

Total Portugal (Cost $5,337)                                              4,995


SPAIN  5.0%

Common Stocks  5.0%

Banco Bilbao Vizcaya Argentaria                    544,475                6,344

Banco Santander Central Hispano
(miscelleaneous footnote symbol)                   828,847                7,672

Endesa                                             285,729                4,374

Gamesa *(miscelleaneous footnote symbol)           204,924                3,545

Inditex *                                          356,300                7,344

Repsol                                             238,691                2,930

Telefonica                                         825,380                8,829

Total Spain (Cost $33,100)                                               41,038


SWEDEN  4.5%

Common Stocks  4.5%

Electrolux (Class B) (miscelleaneous
footnote symbol)                                   442,840                7,359

Hennes & Mauritz (Class B)
(miscelleaneous footnote symbol)                   328,020                6,503

LM Ericsson (Class B) *                          1,963,530                4,923

Nordea (miscelleaneous footnote symbol)            854,623                4,859

Sandvik (miscelleaneous footnote symbol)           126,500                2,926

Securitas (Class B) (miscelleaneous
footnote symbol)                                   543,584               10,090

Total Sweden (Cost $49,671)                                              36,660


SWITZERLAND  7.1%

Common Stocks  7.1%

Adecco (miscelleaneous footnote symbol)            249,870               15,794

Credit Suisse                                      143,220                5,100

Nestle (miscelleaneous footnote symbol)             73,278      $        17,307

Roche (Participation certificates)
(miscelleaneous footnote symbol)                   140,940               10,668

UBS                                                203,868                9,819

Total Switzerland (Cost $38,081)                                         58,688


UNITED KINGDOM  35.6%

Common Stocks  35.6%

Abbey National                                     139,117                2,211

AstraZeneca                                        378,883               17,743

Autonomy *                                          14,000                   74

BG Group                                           402,933                1,799

BP                                                 825,000                7,036

Brambles Industries                                734,320                3,637

Cable & Wireless                                   588,598                1,552

Cadbury Schweppes                                1,400,764               10,620

Centrica                                           526,640                1,620

Compass                                          1,954,600               12,157

David S. Smith                                     519,416                1,241

Diageo                                           1,305,702               17,326

Dimension Data *                                   166,987                  148

Electrocomponents                                  789,980                5,005

Friends Provident                                  648,400                1,738

GKN                                                190,000                  888

GlaxoSmithKline                                  1,474,706               35,658

Granada                                          1,958,848                3,674

Hays                                               591,281                1,483

Hilton                                             377,000                1,407

Kingfisher                                       1,626,858                9,088

Lattice                                            688,533                1,860

Reed Elsevier                                    2,278,720               22,305

Rio Tinto                                          404,428                7,511

Royal Bank of Scotland                           1,329,431               38,109

Serco                                              563,432                2,187

Shell Transport & Trading                        2,725,770               19,395

Standard Chartered                                 345,100                4,248

Tesco                                            2,496,270                9,563

Tomkins                                          1,694,086                6,514

Unilever                                         1,340,457      $        12,262

United Business Media                              408,411                3,117

Vodafone                                        11,855,522               19,125

Woolworths                                       1,844,325                1,410

WPP Group                                          660,460                7,004

Xstrata *                                           72,000                  984

Total United Kingdom (Cost $293,244)                                    291,699


SHORT-TERM INVESTMENTS  0.5%

Money Market Funds 0.5%

T. Rowe Price Reserve
Investment Fund, 2.07% #                         4,078,129                4,078

Total Short-Term
Investments (Cost $4,078)                                                 4,078


Total Investments in Securities
98.7% of Net Assets (Cost $714,544)                             $       809,331


Other Assets Less Liabilities                                            10,292

NET ASSETS                                                      $       819,623
                                                                ---------------


               #  Seven-day yield

               *  Non-income producing

(miscelleaneous
footnote symbol)  All or portion of this security is on loan @ April 30, 2002.
                  See Note 2.

             ADR  American Depository Receipts

             USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $714,544)                                   $  809,331

Securities lending collateral                                 204,130

Other assets                                                   13,672

Total assets                                                1,027,133


Liabilities

Obligation to return
securities lending collateral                                 204,130

Other liabilities                                               3,380

Total liabilities                                             207,510


NET ASSETS                                                 $  819,623
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income
(loss)                                                     $    2,376

Undistributed net
realized
gain (loss)                                                   (23,437)

Net unrealized
gain (loss)                                                    94,793

Paid-in-capital applicable
to 51,689,221 shares
of $0.01 par value
capital stock outstanding;
2,000,000,000 shares of
the Corporation authorized                                    745,891

NET ASSETS                                                 $  819,623
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    15.86
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income

  Dividend (net of foreign
  taxes of $941)                                           $    6,807

  Securities lending                                              383

  Interest                                                        126

  Total income                                                  7,316


Expenses

  Investment management                                         3,383

  Shareholder servicing                                           885

  Custody and accounting                                          198

  Prospectus and shareholder reports                               61

  Registration                                                     38

  Proxy and annual meeting                                         21

  Legal and audit                                                   9

  Directors                                                         5

  Miscellaneous                                                     2

  Total expenses                                                4,602


Net investment income (loss)                                    2,714


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   (5,474)

  Foreign currency transactions                                  (107)

  Net realized gain (loss)                                     (5,581)


Change in net unrealized gain (loss)

  Securities                                                   55,812

  Other assets and liabilities
  denominated in foreign currencies                                24

  Change in net
  unrealized gain (loss)                                       55,836

Net realized and unrealized gain (loss)                        50,255


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   52,969
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         2,714      $        20,925

  Net realized
  gain (loss)                                       (5,581)             (16,102)

  Change in net
  unrealized gain (loss)                            55,836             (278,106)

  Increase (decrease)
  in net assets
  from operations                                   52,969             (273,283)


Distributions to shareholders

  Net investment
  income                                           (18,861)              (9,001)

  Net realized
  gain                                                  --              (79,869)

  Decrease in net
  assets from
  distributions                                    (18,861)             (88,870)


Capital share transactions *

  Shares sold                                      412,357              397,588

  Distributions reinvested                          17,698               84,295

  Shares redeemed                                 (458,514)            (555,986)

  Increase (decrease)in net
  assets from capital
  share transactions                               (28,459)             (74,103)


Net Assets

Increase (decrease) during period                    5,649             (436,256)

Beginning of period                                813,974            1,250,230

End of period                              $       819,623      $       813,974
                                           -------------------------------------


*Share information

  Shares sold                                       26,513               22,774

  Distributions reinvested                           1,129                4,217

  Shares redeemed                                  (29,232)             (31,353)

  Increase (decrease)
  in shares outstanding                             (1,590)              (4,362)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies; current income is a secondary objective.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $195,139,000; aggregate collateral consisted of $204,130,000 in the securities lending collateral pool. and U.S. government securities valued at $962,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,318,000 and $73,845,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $17,588,000 of capital loss carryforwards available to offset future realized gains, all of which expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $714,544,000. Net unrealized gain aggregated $94,787,000 at period-end, of which $221,634,000 related to appreciated investments and $126,847,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $556,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $692,000 for the six months ended April 30, 2002, of which $153,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $53,000 of Spectrum expenses, $11,000 of which was payable at period-end. At April 30, 2002, approximately 2.0% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $78,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse Company,
1991                            real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to
(4/9/38)                        present), Golden Star Resources Ltd., and
2001                            Canyon Resources Corp. (5/00 to present);
                                Chairman and President, Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann
(11/16/41)                      Taylor Stores Corp., Ameren Corp., Finlay
2001                            Enterprises, Inc., The Rouse Company, and US
                                Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and The
                                Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and
(4/22/44)                       Managing Director, T. Rowe Price; Vice Chairman
1979 [98]                       of the Board, Chief Investment Officer,
                                Director, and Managing Director, T. Rowe Price
                                Group, Inc.; Director and Chairman of the
                                Board, T. Rowe Price Global Asset Management
                                Limited; Vice President and Director, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)      Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)     Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)           Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds         Price Group, Inc., and T. Rowe Price
                                       Investment Services, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)               Vice President, T. Rowe Price Group,
Assistant Vice President,              Inc., and T. Rowe Price International,
International Funds                    Inc.; Vice President and Secretary,
                                       T. Rowe Price Global Asset Management
                                       Limited and T. Rowe Price Global
                                       Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)               Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)           Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)           Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,              Price Group, Inc., and T. Rowe Price
International Funds                    International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                Managing Director, T. Rowe Price and
President, International Funds         T. Rowe Price Group, Inc.; Director,
                                       Chief Investment Officer, and Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)            Managing Director, T. Rowe Price;
Vice President, International Funds    Director and Managing Director, T. Rowe
                                       Price Group, Inc.; Vice President,
                                       T. Rowe Price International, Inc., and
                                       T. Rowe Price Retirement Plan Services,
                                       Inc.; Vice President and Director,
                                       T. Rowe Price Investment Services, Inc.,
                                       T. Rowe Price Services, Inc., and T. Rowe
                                       Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; formerly Head
                                       of Fixed Income, Morgan Grenfell/
                                       Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)          Assistant Vice President, T. Rowe Price
Secretary, International Funds         and T. Rowe Price Investment Services,
                                       Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)              Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)           Vice President, T. Rowe Price, T. Rowe
Controller, International Funds        Price Group, Inc., and T. Rowe Price
                                       Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------


Officers (continued)



Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)           Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., T. Rowe Price Investment Services,
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)             Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)           Vice President, T. Rowe Price and T. Rowe
Vice President, International Funds    Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)            Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)       Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)            Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)              Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)         Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)               Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.; formerly Portfolio Manager, G.T.
                                       Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)            Managing Director, T. Rowe Price and
Executive Vice President,              T. Rowe Price Group, Inc.; Director,
International Funds                    Chief Executive Officer, and President,
                                       T. Rowe Price International, Inc.;
                                       Director, T. Rowe Price Global Asset
                                       Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)        Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)            Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       Trust Company; Director, Chief Investment
                                       Officer, and Vice President, T. Rowe
                                       Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                                F79-051  4/30/02